EXHIBIT 10.7





                             ISDA{reg-trade-mark}
             INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.


                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA MASTER AGREEMENT


                            dated as of 19 June 2003

                                    between

              Barclays Bank PLC  and   Gracechurch Card Funding (No. 4) PLC.
                          ("PARTY A")            ("PARTY B")


This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).


PARAGRAPH 1.  INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment, and in relation to the assets, delivery.


PARAGRAPH 2.  CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

      (i)   the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

      exceeds

      (ii)  the Credit Support Amount.


PARAGRAPH 3.  TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

      (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

      (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)   EXCHANGES.

      (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

      (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

PARAGRAPH 4.  DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

      (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

      (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

      (3) the parties will consult with each other in an attempt to resolve the dispute; and

      (4)   if they fail to resolve the dispute by the Resolution Time. then:

            (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                  (A)    utilising  any  calculations  of  that  part   of  the
                  Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                  (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                  (C)    utilising   the   procedures  specified  in  Paragraph
                  11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

            (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given the Valuation Agent or resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.






PARAGRAPH  5.   TRANSFER  OF  TITLE,  NO  SECURITY INTEREST, DISTRIBUTIONS  AND
INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)   DISTRIBUTIONS AND INTEREST AMOUNT.

      (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

      (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6.  DEFAULT

If any Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7.  REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien encumbrance or other restriction (other than lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8.  EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer, or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9.  MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10.  DEFINITIONS

As used in this Annex:

"Base Currency" means the currency specified as such in Paragraph 11(a)(i).

"Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"Credit Support Amount" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"Credit Support Balance" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"Delivery Amount"  has the meaning specified in Paragraph 2(a).

"Disputing Party"  has the meaning specified in Paragraph 4.

"Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"Distribution Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"Eligible Credit Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in party of such securities by the relevant issuer.

"Eligible  Currency"   means  each  currency specified  as  such  in  Paragraph
11(a)(ii), if such currency is freely available.

"Equivalent Credit Support" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"Equivalent Distributions"  has the meaning specified in Paragraph 5(c)(i).

"Exchange Date"  has the meaning specified in Paragraph 11(d).

"Exposure" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount"   means,  with  respect  to  a  party,  the  Base Currency
Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if not amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

      (x)   the amount of cash in such currency on that day; multiplied by

      (y)   the relevant Interest Rate in effect for that day; divided by

      (z)   360 (or, in the case of pounds sterling, 365).

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"Interest Rate" means with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"Local Business Day"  , unless otherwise specified in Paragraph 11(h), means:

      (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

      (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose.

      (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

      (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"New Credit Support"  has the meaning specified in Paragraph 3(c)(i).

"Notification Time"  has the meaning specified in Paragraph 11(c)(iv).

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 2.

"Resolution Time"  has the meaning specified in Paragraph 11(c)(i).

"Return Amount"  has the meaning specified in Paragraph 2(b).

"Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded

(or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"Transferee" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"Transferor"  means, in relation to a Transferee, the other party.

"Valuation Agent"  has the meaning specified in Paragraph 11(c)(i).

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"Valuation Percentage" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"Valuation Time"  has the meaning specified in Paragraph 11(c)(iii).

"Value" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

      (i) Eligible Credit Support comprised in a Credit Support Balance that is:

            (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

            (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

      (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.


PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)   BASE CURRENCY AND ELIGIBLE CURRENCY.

      (i)   "Base Currency" means GBP.

      (i) "Eligible Currency" means the Base Currency and each other currency specified here: United States Dollars and Euros.

      It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation
      Percentage specified in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant rating agency ("ADDITIONAL VALUATION PERCENTAGE"), such Additional Valuation Percentage being 6% or such lower percentage as agreed by the parties and approved by the relevant rating agency. For the purpose of this Annex, references to the "relevant rating agency" shall mean the rating agency whose Ratings Criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.


(b)   CREDIT SUPPORT OBLIGATIONS.

      (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.


            (A) "DELIVERY AMOUNT": Paragraph 2(a) shall apply, except that the words, "upon a demand made by the Transferee" shall be deleted and the word "that" on the second line of Paragraph 2(a) shall be replaced with the word "a".

            (B)   "RETURN AMOUNT"  has  the  meaning  as specified in Paragraph
                  2(b).

            (C)    "CREDIT SUPPORT AMOUNT" has the meaning  specified under the relevant definition of Ratings Criteria. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.


      (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "Eligible Credit Support" for Party A:

                                                                      VALUATION
                                                                      PERCENTAGE

            (A)   cash in an Eligible Currency                            100%

            (B)   negotiable debt obligations issued  after 18 July 1984   99%
                  by the U.S. Treasury Department
                  having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

            (C)   negotiable debt obligations issued after 18 July 1984    97%
                  by the U.S. Treasury Department
                  having a residual maturity on such date equal to or greater than 1 year but less than 5 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

            (D)   negotiable debt obligations issued after18 July 1984     95%
                  by the U.S. Treasury Department
                  having a residual maturity on such date
                  equal to or greater than 5 years but less than 10 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

            (E)   negotiable debt obligations of the Federal               95%
                  Republic of Germany (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (F)   negotiable debt obligations of the Republic of France    95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (G)   negotiable debt obligations of Belgium                   95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (H)   negotiable debt obligations of the United Kingdom        95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (I)   negotiable debt obligations of Italy                     95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual Maturity of less than 10 years at the date of their transfer to the Secured Party.

            (J)   negotiable debt obligations of the Netherlands           95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (K)   negotiable debt obligations of Sweden                    95%
                  (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above) with a residual maturity of less than 10 years at the date of their transfer to the Secured Party.

            (L)   negotiable debt obligations of the US Government         97%

                  National Mortgage Association, the US Federal
                  National Mortgage Association, the US Federal
                  Home Loan Mortgage Corporation,
                  the US Student Loans Marketing Association or a US Federal Home Loan Bank (all entities rated Moody's Aa1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.

            (M)   negotiable debt obligations of the US Government         90%

                  National Mortgage Association, the US Federal
                  National Mortgage Association, the US Federal
                  Home Loan Mortgage Corporation,
                  the US Student Loans Marketing Association or a US Federal Home Loan Bank (all entries rated
                  Moody's Aa1 and S&P AA+ or above) with
                  a residual maturity on such date equal to or greater than 3 years but less than 5 years.

            (N)   negotiable debt obligations of the US Government         87%

                  National Mortgage Association, the US Federal
                  National Mortgage Association, the US Federal
                  Home Loan Mortgage Corporation,
                  the US Student Loans Marketing Association or a US Federal Home Loan Bank (all entries rated Moody's Aa1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 5 years but less than 7 years.

            (O)   negotiable debt obligations of the US Government         83%

                  National Mortgage Association, the US Federal
                  National Mortgage Association, the US Federal
                  Home Loan Mortgage Corporation,
                  the US Student Loans Marketing Association or a US Federal Home Loan Bank (all entries rated Moody's Aa1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 7 years but less than 10 years.

            For the avoidance of doubt, where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.

            Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.

       (iii)THRESHOLDS.

            (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

            (B)   "THRESHOLD" means, for Party A:

            1. infinity, unless (i) Party A: (a) ceases to be rated as high as Moody's Required Ratings I and/or (b) ceases to be rated as high as S&P's Required Rating AND (ii) it has not otherwise complied with Part 5.2(i)(x)(a), (b) or (c) and/or
                  Part 5.2(ii)(a),(b) and (d) of the Agreement, then its Threshold shall be zero, or

            2. in the event that Party A has complied with Part 5.2(i)(x)(a),(b) or (c) and/or Part 5.2(ii)(a),(b) or (d) of
                  the Agreement, its Threshold shall continue to be infinity, unless it (or its successor) ceases to be rated as high as Moody's Required Ratings II, then its Threshold shall be zero, until such time as it has complied with Part 5.2(y)(a),(b) or (c).

                  "THRESHOLD" means, for Party B: infinity

            (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP100,000; provided, that if (1) an Event of Default has occurred and is continuing with respect to Party A, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected, the Minimum Transfer Amount with respect to such party shall be zero.

            (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GPB10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)   VALUATION AND TIMING.

      (i)   "VALUATION AGENT" means, Party A in all circumstances.

      (ii) "VALUATION DATE" means every day; provided that if such day is not a Local Business Day then the Valuation Date shall be the preceding day that is a Local Business Day.

      (iii) "VALUATION TIME" means 5.00p.m. New York time on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as approximately the same time on the same date.

      (iv) "NOTIFICATION TIME" means by 2:00p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "Exchange Date" has the meaning specified in paragraph 3(c)(ii).

(e)   DISPUTE RESOLUTION.

      (i) "RESOLUTION TIME" means 2:00 p.m., London, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

      (ii) "VALUE". For the purpose of Paragraph 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

            For Eligible Credit Support comprised in a Credit Support Balance that is an amount of cash, the Base Currency Equivalent of such amount.

      (iii) "ALTERNATIVE". The provisions of Paragraph 4 will apply.

(f)   DISTRIBUTION AND INTEREST AMOUNT.

      (ii) INTEREST RATE. The "INTEREST RATE" will be with respect to the Base Currency, the overnight rate for such day, as set forth under the heading "SONIA" on Telerate Page 3937 under the heading "Sterling Overnight Index" as of 9.00 a.m., London time or any successor page and if for any reason Telerate Page 3937 should be unavailable the Interest Rate shall be such rate as agreed between the parties reflecting the then prevailing market rate. In the event that the parties agree that Eligible Credit Support may include currencies other than the Base Currency, the "INTEREST RATE" with respect to each such currency shall be such rate as may be agreed between the parties at the time that it is agreed that Eligible Credit Support may include such currency.


       (ii) "TRANSFER OF INTEREST AMOUNT". The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month to the extent that Party B has earned and received such amount of interest and that a Delivery Amount would not be created or increased by that transfer, and on any other
            Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b), provided that Party B shall only be obliged to transfer any Interest Amount to Party A to the extent that it has received such amount.

      (iii) "ALTERNATIVE TO INTEREST AMOUNT". The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

      (iv) INTEREST AMOUNT" The definition of "INTEREST AMOUNT" shall be deleted and replaced with the following:

            "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

            (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business
                  Day); multiplied by

            (y)   the relevant Interest Rate; divided by

            (z)   360 (or in the case of Pounds Sterling, 365).

(g)   ADDRESSES FOR TRANSFERS.

      Party A:

GBP Cash                    EUR Cash                    USD Cash
Barclays Bank London        Barclays Bank London        Barclays Bank PLC
Sort Code 20-00-00          A/c number 44295577         A/C 050035428
A/c number: 50654140        A/c name: Barclays Capital  A/c name: Barclays Capital
A/c name: Barclays Capital  Ref: Collateral             Ref: Collateral
Ref: Collateral




      Party B: to be advised

(h)   OTHER PROVISIONS.

   (I)TRANSFER TIMING

            (D) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                  "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph

                  2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

            (E) The definition of Settlement Day shall be deleted and replaced with the following:

                  "SETTLEMENT DAY" means the next Local Business Day after the Demand Date

            (F)   For the purposes of this Paragraph 11(h)(i):

                  "DEMAND DATE" means, with respect to a transfer by a party.

                   (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date. For the avoidance of doubt, for the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support; and

                  (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange.

      for the avoidance of doubt, on each Demand Date the Transferor shall deliver to the Transferee and the Trustee a statement showing the amount of Eligible Credit Support to be delivered.


      (II)  EARLY TERMINATION

            The heading for Paragraph 6 shall be deleted and replaced with "Early Termination" and the following shall be added after the word "Default" in the first line of Paragraph 6, "or a Termination Event in relation to all (but not less than all) Transactions".

      (III) COSTS OF TRANSFER ON EXCHANGE

            Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

      (IV)  CUMULATIVE RIGHTS

            The rights, powers and remedies of the Transferee under this Annex shall be in addition to all rights, powers and remedies given to the Transferee by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Transferee in the Credit Support Balance created pursuant to this Annex.

      (V)  SINGLE TRANSFEROR AND SINGLE TRANSFEREE

            Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term "Transferee" as used in this Annex means only Party B, (b) the term "Transferor" as used in this Annex means only Party A, (c) only Party A will be required to make Transfers of Eligible Credit Support hereunder; and (d) in the calculation of any Credit Support Amount, where the Transferee's Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

      (VI)  RATINGS CRITERIA

            "RATINGS CRITERIA" means, the criteria used by S&P ("S&P CRITERIA") and the criteria used by Moody's ("MOODY'S CRITERIA") for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer hereunder following a credit ratings downgrade where

            Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement pursuant to Part 5.2 of the Agreement.

            MOODY'S CRITERIA

            "CREDIT SUPPORT AMOUNT" shall mean, with respect to a Transferor on a Valuation Date:

            (A) the Transferee's Exposure multiplied by "A" and (B) the product of "B" multiplied by the sum of the Currency Amount(s) as defined in the Confirmation for each outstanding Transaction under the Agreement, where:

            (i) "A" means 102% and "B" means 2% if the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A cease to be rated as high as "Prime-1" and "A2" by Moody's.

            (ii) "A" means 102% and "B" means 3% if the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A cease to be rated as high as "Prime-2" and "A3" by Moody's.

            (iii) "A" means 0% and "B" means 0% in all other cases.



            S&P CRITERIA

            "CREDIT SUPPORT AMOUNT" shall mean with respect to a Transferor on a Valuation Date the greater of:

            (A)

            (i)   MTM + VB = CR;

            (ii)  MTM + (VB x 0.1) = BRCR; or

            (iii) CR x CM1 x CM2 = CCR

            where applicable, and;

            (B)   0

            If the Transaction under this Agreement is an Interest Rate Swap, Basis Swap or Currency Swap (as defined in the Confirmation for each outstanding Transaction under this Agreement), then (A)(i),
            (ii) or (iii) will apply respectively.

            Where:

            "MTM" means Transferees Exposure;

            "VB" means the Currency Amount (as defined in the Confirmation for each outstanding Transaction under this Agreement) times the relevant percentage set out in Table A below;

            "CM1" and "CM2" mean the multiplication factors set out in Table  B
            below.   The currency of each leg of the Transaction will determine which factor to use for each of CM1 and CM2.

            TABLE A


                                                         VOLATILITY BUFFER
Counterparty               The Group 1,    Remaining   Term   Remaining Term (as defined in the 2000 ISDA    Remaining  Term   (as
                           Group  2  or    (as  defined  in   Definitions) of Transaction up to 10 years,    defined  in  the 2000
                           Group  3  is    the   2000  ISDA   but greater than 5 years                       ISDA Definitions)  of
                           dependent on    Definitions)  of                                                  Transaction more than
                           the currency    Transaction   up                                                  10 years
                           of       the    to 5 years
                           Transaction.
The  rating  by  S&P  of Party  A's  Group 1     0.6%            1.05%                                      1.5%
long-term unsecured, unsubordinated
obligations  is at least  equal  to
"A+"
                                     Group 2     1.05%           1.75%                                      3.0%
                                     Group 3     1.5%            2.45%                                      4.5%
The  rating by  S&P  of  Party  A's  Group 1     0.9%            1.10%                                      1.9%
long-term unsecured, unsubordinated
obligations is equal to "A"
                                     Group 2     1.35%           2.45%                                      4.5%
                                     Group 3     1.8%            3.15%                                      6.0%
The rating  by  S&P  of  Party  A's  Group 1     1.2%            2.25%                                      4.5%
long-term unsecured, unsubordinated
obligations is less than "A"
                                     Group 2     1.5%            3.15%                                      6.0%
                                     Group 3     2.1%            3.85%                                      7.5%

Group 1 currencies are: Belgian francs,  Deutschemarks,  Dutch guilders, Euro, European Currency Units, French franca, Japanese yen,
Swiss francs and U.S. dollars.

Group 2 currencies are: Australian dollars, British pounds sterling, Canadian dollars, Danish kroner,
New Zealand dollars and Swedish kroner.

Group 3 currencies are: Hong Kong dollars, Italian lire and Spanish pesetas.


            TABLE B


MULTIPLICATION FACTORS FOR CURRENCY SWAPS
U.S. dollars                       1.000
Canadian dollars                   1.020
New Zealand dollars                1.020
Australian dollars                 1.030
Hong Kong dollars                  1.030
Belgian dollars                    1.040
British pounds sterling            1.040
Danish kroner                      1.040
Dutch gilders                      1.040
European Currency Units            1.040
Euro                               1.040
French francs                      1.040
German marks                       1.040
Japanese yen                       1.040
Italian lire                       1.045



Spanish pesetas                    1.045
Swedish kroner                     1.045
Swiss francs                       1.045






      (I)   CALCULATIONS.

            Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request" after the word "calculations" in the third line thereof.

      (VIII)DEMANDS AND NOTICES.

            All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement, save than any demand, specification or notice:

      (IX)  EXPOSURE.

            For the purpose of calculating "Exposure" in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers; provided that if 2 Reference Market-makers are not available to provide a quotation, then fewer than 2 Reference Market-makers may be used for such purpose, and if no Reference Market-makers are available, then the Valuation Agent's estimates at mid-market will be used. Where more than 1 quotation is obtained, the quotation representing the greatest amount of Exposure shall be used by the Valuation Agent.